UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                                                                                                                                                                    January 30, 2004

EQUITABLE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Oxford Centre, Suite 3300, 301 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(412) 553-5700

NONE
(Former name or former address, if changed since last report)

Item 12.                           Results of Operations and Financial Condition.

On January 30, 2004, Equitable Resources, Inc. issued a press release announcing its fourth quarter and annual 2003 earnings.  The press release was attached as Exhibit 99 to a Form 8-K furnished earlier today.  In the press release, the Equitable Supply Operational and Financial Report (the “Report”) line items “Production operating income” and “Gathering operating income” were erroneous for the three months ended December 31, 2002.

The production operating income for the three months ended December 31, 2002 was reported, in thousands, as $43,902 but should have been, in thousands, $42,715.  The gathering operating income for the three months ended December 31, 2002 was reported, in thousands, as $5,252 but should have been, in thousands, $6,439.  This change did not impact the total operating income nor did it affect any other amount or calculation in the Report or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

	By	/s/ David L. Porges
David L. Porges
Executive Vice President and
Chief Financial Officer

January 30, 2004